SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 15, 2003
                                 --------------
                            (Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                           1-10254                    58-1493818
--------------                   ------------------            --------------
(State of                        (Commission File             (IRS Employer
 Incorporation)                   Number)                      Identification
                                                               Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                          -----------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  ------------------------------------------------------------------

         (a) Financial Statements - None.

         (b) Pro Forma Financial Information - None.

         (c) Exhibits

             99.1 - Registrant's press release dated April 15, 2003.

             99.2 - Supplemental Information prepared for use with the
                    press release.

Item 9.  Regulation FD Disclosure.
-------  ------------------------

         The Registrant is furnishing the information required by Item 12 of Form 8-K, "Results of Operation and Financial Condition," under this Item 9.

         On April 15, 2003, the Registrant issued a press release and held an investor call and webcast to disclose financial results for the first quarter ended March 31, 2003. The press release and Supplemental Information for use at this investor call are furnished herewith as Exhibits 99.1 and 99.2 and incorporated by reference in Item 9.

         All information in the Supplemental Information is presented as of March 31, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.





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


                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TOTAL SYSTEM SERVICES, INC.
                                               ("Registrant")


Dated:  April 15, 2003                         By:/s/Kathleen Moates
       ---------------                            ------------------------------
                                                  Kathleen Moates
                                                  Senior Deputy General Counsel























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